UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a−101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the registrant ☑
Filed by a party other than the registrant ☐

Check the appropriate box:

☑	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive proxy statement.

☐	Definitive additional materials.

☐	Soliciting material under Rule 14a-12.

Elevation Series Trust
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:
☐	Fee paid previously with materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

TrueShares Quarterly Bear Hedge ETF

TrueShares Quarterly Bull Hedge ETF

each a series of Elevation Series Trust

1700 Broadway, Suite 1850

Denver, Colorado 80290

[__________], 2025

Dear Shareholder:

The enclosed Proxy Statement contains information about a proposal to approve a new investment advisory agreement (the “New Advisory Agreement”) between Elevation Series Trust (the “Trust”), on behalf of the TrueShares Quarterly Bear Hedge ETF and TrueShares Quarterly Bull Hedge ETF (each, a “Fund” and, collectively, the “Funds”), each a series of the Trust, and TrueMark Investments, LLC (the “Adviser”), the investment adviser to the Funds. The shareholders of each Fund are being asked to approve the proposal at a joint meeting (the “Meeting”) scheduled to be to be held telephonically at [11:00 a.m. Eastern Time] on [August 15, 2025.] Please take the time to carefully read the enclosed Proxy Statement and cast your vote by following the instructions on the enclosed proxy ballot.

The proposal is required because the former advisory agreement (the "Former Advisory Agreement") between the Trust and the Adviser will terminate automatically as a result of a change in ownership of the Adviser as more fully described in the enclosed proxy statement. On or around [ ] 2025, a majority controlling interest in TrueMark Group, LLC ("TrueMark Group"), the controlling shareholder of the Adviser, is expected to be acquired by RiverNorth Strategic Holdings, LLC ("RNSH"), which pursuant to the Investment Company Act of 1940, as amended (the "1940 Act") and in accordance with the terms of the Former Advisory Agreement with the Adviser, will result in an assignment and termination of the Former Advisory Agreement. The Board of Trustees of the Trust (the “Board”) approved an interim investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “Interim Advisory Agreement”) in advance of the Adviser’s change in ownership to take effect upon the change in ownership. The Interim Advisory Agreement will be effective for a period of up to 150 days after the change in ownership. As a result, shareholders of each Fund are being asked to approve the New Advisory Agreement for the Adviser to continue managing the respective Fund beyond the term of the Interim Advisory Agreement.

Information on the Interim Advisory Agreement, Former Advisory Agreement and New Advisory Agreement is set forth in the enclosed Proxy Statement. In addition, information on the Adviser and its expected change of ownership is included as well.

It is important to note that, although the Adviser will undergo a change in ownership, the day-to-day services to the Funds will not change. In addition, no changes are being proposed to the advisory fees charged to the Funds.

We think that this proposal is in the best interest of the shareholders of each Fund. The Trust’s Board of Trustees has unanimously recommended that shareholders of each Fund vote “FOR” the proposal.

Should you have any questions, please feel free to call us at [ ]. We will be happy to answer any questions you may have. For voting instructions, including a toll-free number and website for voting, please refer to the enclosed proxy ballot.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope. You may also vote online or by telephone by following the instructions provided on the proxy card.

Sincerely,

_______________________

Bradley J. Swenson

President

Elevation Series Trust

TrueShares Quarterly Bear Hedge ETF

TrueShares Quarterly Bull Hedge ETF

each a series of Elevation Series Trust

1700 Broadway, Suite 1850

Denver, Colorado 80290

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held [August 15, 2025]

Dear Shareholders:

The Board of Trustees of Elevation Series Trust (the “Trust”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special meeting (the “Meeting”) of the shareholders of TrueShares Quarterly Bear Hedge ETF and TrueShares Quarterly Bull Hedge ETF (each, a “Fund” and, collectively, the “Funds”), each a series of the Trust, to be held telephonically at [11:00 a.m. Eastern Time] on [August 15, 2025.] At the Meeting, shareholders will be asked to vote on the following proposals with respect to each Fund in which they own shares:

1.	To approve a new investment advisory agreement by and between the Trust and TrueMark Investments, LLC (the “New Advisory Agreement”), the investment adviser to the Funds; and

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on [July 1, 2025] are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof. Shareholders are urged to vote using the telephone or Internet voting instructions found below or indicating voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. To avoid unnecessary calls to solicit your vote, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [AUGUST 15, 2025]:

This Notice of Shareholder Meeting, the Proxy Statement (including the New Advisory Agreement) and the Proxy Voting Ballot are available at [---].

By Order of the Board of Trustees

Nicholas Adams

Secretary

Elevation Series Trust

[ ], 2025

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q. What proposal am I being asked to vote on?

A. At the Meeting, you will be asked to vote on the proposal below, and to transact any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof:

1. To approve a new investment advisory agreement by and between the Trust and TrueMark Investments, LLC (the “New Advisory Agreement”), the investment adviser to the Funds.

Q. Why am I being asked to approve the Proposal?

As more fully described in the attached Notice and Proxy Statement, on [---], 2025, RiverNorth Strategic Holdings, LLC, (“RNSH”) will elect to exercise an option to convert an outstanding note into equity of TrueMark Group, LLC ("TrueMark Group"), the controlling shareholder of TrueMark Investments, LLC (the “Adviser”). Once exercised, RNSH will become the Adviser’s controlling shareholder (the “Transaction”). The operating structure of the Adviser is not anticipated to change with RNSH as the controlling shareholder, and the portfolio managers and key personnel after the close of the Transaction will be the same individuals as prior to the Transaction. The Adviser plans to function as an independent entity and leverage RNSH as a committed strategic and financial partner, with RNSH’s balance sheet, operational capabilities and investment expertise being available to reinforce the Adviser's offerings.

Prior to the close of the Transaction, which is expected to occur on or around [ ], 2025 (the “Closing”), TrueMark Group owned 51.87% of the outstanding equity of the Adviser, RNSH owned 12%, Mark Nashed owned 8.75%, Blair Lewis Living Trust owned 6.84%, and Weaver Trust owned 5.87%. Following the Closing, RNSH will own greater than 80% of the outstanding equity of TrueMark Group and TrueMark Group will own at least 85% of the outstanding equity of the Adviser. Under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) and pursuant to the terms of the Former Advisory Agreement, management believes the Closing will result in a “change in control” of the Adviser and thus cause the automatic termination of the Former Advisory Agreement. To avoid a lapse in advisory services to the Funds, the Adviser and the Trust, on behalf of each Fund, will enter into the Interim Advisory Agreement, which will become effective on the date of the Closing. However, for the Adviser to continue to provide investment management services to the Funds beyond the term of the Interim Advisory Agreement (maximum term of 150 days after the date of the Closing), shareholders of each Fund are required by the 1940 Act to approve the New Advisory Agreement.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares of a Fund and have the right to vote on this very important proposal concerning your investment.

Q. How will the Transaction or the approval of the New Advisory Agreement affect me as a shareholder of a Fund?

A. The Transaction and approval of the New Advisory Agreement are expected to have minimum or no impact on the Funds and their shareholders. Neither the Funds nor their investment objective will change as a result of the Closing or the approval of the New Advisory Agreement, and you will still own the same shares in the applicable Fund. The terms of the New Advisory Agreement are identical to the Former Advisory Agreement except for date of execution, effectiveness and term. The advisory fee rates charged to the Funds will remain the same as under the Former Advisory Agreement and the Interim Advisory Agreement. If approved by shareholders, the New Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter.

Senior management of the Adviser and the portfolio manager of the Funds will remain unchanged. There will be no changes to either Fund’s investment strategy or the investment processes used by the Adviser as a result of the Transaction. The composition of the Board will not be changed as a direct result of the New Advisory Agreement, and the Board will continue to make decisions regarding the independent accountants, custodian, administrator, distributor, and transfer agent of the Funds. No changes are being proposed to these existing service providers.

Q. What will happen if shareholders do not approve the New Advisory Agreement?

A. If the New Advisory Agreement is not approved by shareholders of a Fund, the Interim Advisory Agreement will continue in effect until its expiration and the Board will consider other alternatives, including a new or modified request for shareholder approval of a new advisory agreement with the Adviser, retaining a new investment adviser for the Fund (which also would need to be approved by shareholders of the Fund), or the possible liquidation and closing of the Fund.

Q. Has the Board of Trustees approved the New Advisory Agreement and how do the Trustees recommend that I vote?

A. The Board unanimously approved the New Advisory Agreement at a meeting held on June 11, 2025, and recommends that you vote FOR the proposal.

Q. Who will bear the costs related to this proxy solicitation?

A. All costs of this proxy will be paid by the Adviser and not by the Funds or their shareholders.

Q. Who is entitled to vote?

A. If you owned shares of either Fund as of the close of business on [July 1, 2025] (the “Record Date”), you are entitled to vote.

Q. When and where will the Meeting be held?

A. The Meeting will be held telephonically at [11:00 a.m. Eastern Time] on [August 15, 2025.]

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s); or

Via Internet: If you choose to submit a proxy via the Internet, follow the instructions provided on the proxy card.

If you submit your proxy by telephone or via the Internet, you do not need to return a proxy card by mail. Internet proxy submission is available 24 hours a day. Shareholders can vote by telephone Monday through Friday between 9:00 a.m. and 10:00 p.m. Eastern Time. Proxies submitted by the Internet must be received by 11:00 a.m. Eastern Time on [---], 2025 for direct shareholders and 11:59 p.m. on [---], 2025 for beneficial shareholders.

Q. What vote is required to approve the proposal?

A. Approval of the proposal requires the affirmative vote of a “majority of the outstanding voting securities” of a Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of a Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of the proposal.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the appropriate Fund in writing or by phone. You may also revoke your proxy by attending the Meeting or requesting the return of your proxy.

Q. How can I obtain a copy of the Fund’s annual or semi-annual report?

A. If you would like to receive a copy of the latest annual or semi-annual report(s) for a Fund, please call the Fund (toll-free) at 1-877-524-9155, or write to 1700 Broadway, Suite 1850, Denver, Colorado 80290. The reports will be furnished free of charge.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the proposal or how to vote, please call [---] toll-free at [---].

TrueShares Quarterly Bear Hedge ETF

TrueShares Quarterly Bull Hedge ETF

each a series of Elevation Series Trust

1700 Broadway, Suite 1850

Denver, Colorado 80290

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Elevation Series Trust (the “Trust”), an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) with its principal office located at 1700 Broadway, Suite 1850, Denver, Colorado 80290. The proxies are to be used at a joint special meeting (the “Meeting”) of the shareholders of the TrueShares Quarterly Bear Hedge ETF and TrueShares Quarterly Bull Hedge ETF (each, a “Fund” and, collectively, the “Funds”), each a series of the Trust, which will be held telephonically at [11:00 a.m.] Eastern Time on [August 15, 2025,] and any adjournment of the Meeting. The primary purpose of the Meeting is for shareholders of each Fund to consider and approve the following proposals:

1.	To approve a new investment advisory agreement by and between the Trust and TrueMark Investments, LLC (the “New Advisory Agreement”), the investment adviser to the Fund. No changes are proposed with respect to either Fund’s investment strategy, risks, investment objective, portfolio manager, investment process, or advisory fees.

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

The date of the first mailing of this Proxy Statement will be on or about [July 2], 2025. Only shareholders of record at the close of business on [July 1], 2025 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting to be Held on [August 15, 2025]:

This Proxy Statement is available at [---]. You may also request a copy by telephone at [ ]. For a free copy of a Fund’s latest annual and/or semi-annual report, call (toll-free) at 1-877-524-9155 or write to:

Elevation Series Trust

c/o Paralel Technologies LLC

1700 Broadway, Suite 1850

Denver, Colorado 80290

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SUMMARY OF THE PROPOSAL

APPROVAL OF A NEW ADVISORY AGREEMENT BY AND BETWEEN THE TRUST AND

truemark investments llc

Background

The primary purpose of this proposal is to approve TrueMark Investments, LLC (the “Adviser”) to continue to serve as the investment adviser to the TrueShares Quarterly Bear Hedge ETF and TrueShares Quarterly Bull Hedge ETF (each, a “Fund” and, collectively, the “Funds”), each a series of Elevation Series Trust (the “Trust”). To do so, the Board of Trustees of the Trust (the “Board”) are requesting that shareholders approve a new advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “New Advisory Agreement”). Approval of the New Advisory Agreement will not raise the fees paid by the Funds. The New Advisory Agreement is identical to the Funds’ former investment advisory agreement with the Adviser, except for execution and effective date and the term. The effective date of the New Advisory Agreement with respect to a Fund will be the later of (a) the date of the Closing (as defined below), which is expected to be on or around [ ], 2025, or (b) the date that the Fund’s shareholders approve the New Advisory Agreement.

On [---], 2025, RiverNorth Strategic Holdings, LLC, ("RNSH") will elect to exercise an option to convert an outstanding note into equity of TrueMark Group, LLC ("TrueMark Group"), becoming TrueMark Investments LLC's (the "Adviser") controlling shareholder (the "Transaction"). Prior to the close of the Transaction, which is expected to occur on or around [---], 2025 (the "Closing"), TrueMark Group owned 51.87% of the Adviser's outstanding equity, RNSH owned 12%, Mark Nashed owned 8.75%, Blair Lewis Living Trust owned 6.84%, and Weaver Trust owned 5.87%. Michael Loukas, in turn, controlled TrueMark Group. Following the Closing, RNSH will own greater than 80% of the outstanding equity of TrueMark Group and TrueMark Group will own at least 85% of the oustanding equity of the Adviser.

Upon conversion of the note, RNSH will control the Adviser through its majority equity stake in TrueMark Group. The operating structure of the Adviser is not anticipated to change with RNSH as majority shareholder, and the portfolio managers and key personnel after the close of the Transaction will be the same individuals as prior to the Transaction. The Adviser plans to function as an independent entity with RNSH as a committed strategic and financial partner, and RNSH’s balance sheet, operational capabilities and investment expertise being available to reinforce the Adviser's offerings while the Adviser systematically builds out its own capabilities at a pace coinciding with its current growth trajectory. There are no changes to the advisory fee being proposed as part of the Transaction.

The Closing will effect a “change in control” of the Adviser for purposes of the 1940 Act. Under the 1940 Act, a party owning, directly or indirectly, more than 25% of the voting securities of a company is presumed to control the company, and any transaction that results in such owner reducing its interest to less than 25% is presumed to constitute a change in control of an investment adviser. As a result of the Closing, the former advisory agreement between the Adviser and the Trust (the “Former Advisory Agreement”) will automatically terminate.

At a meeting held on June 11, 2025 (the "Board Meeting"), in anticipation of the completion of the Transaction, the Board approved the New Advisory Agreement, and an interim advisory agreement between the Adviser and the Trust (the “Interim Advisory Agreement”). The New Advisory Agreement will not be effective with respect to a Fund until approved by a majority vote of the outstanding shares of such Fund in accordance with the 1940 Act. The Adviser will continue to manage each Fund pursuant to the Interim Advisory Agreement which will become effective upon the Closing for up to 150 days from the date of the Closing or until the New Advisory Agreement is approved by the Fund’s shareholders.

The Closing will not result in any change in the Funds’ investment objectives or strategies. Upon the Closing, the senior management of the Adviser will remain unchanged and the Adviser's personnel who service the Funds, including the portfolio manager, will remain the same. Approval of the New Advisory Agreement will not increase the advisory fees paid by the Funds or their shareholders. The effective date of the New Advisory Agreement with respect to a Fund will be the later of (a) the date of the Closing, or (b) the date that the Fund’s shareholders approve the New Advisory Agreement. There will be no changes to the Funds’ investment processes. The composition of the Board will not be changed as a result of the New Advisory Agreement, and the Board will continue to make decisions regarding the independent accountants, custodian, administrator, distributor, and transfer agent of the Funds. No changes are being proposed to these existing service providers.

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Please see the section below entitled “Evaluation by the Board of Trustees” for a detailed discussion of the material factors and the conclusions with respect thereto that form the basis for the recommendation of the Board that the shareholders approve the New Advisory Agreement.

Information Concerning the Adviser

The Adviser is a Delaware limited liability company with its offices located at 433 W Van Buren, Suite 1100-D, Chicago, Illinois 60607. The Adviser is an investment adviser registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (“Advisers Act”). As of [May 31, 2025], the Adviser had approximately [$1.06] billion in assets under management.

Upon the Closing, TrueMark Group will own at least 85% of the Adviser's outstanding equity and RNSH will own more than 80% of TrueMark Group. In other words, upon the Closing, RNSH will control the Adviser through its ownership of TrueMark Group.

Michael Loukas is the Principal and Chief Executive Officer of the Adviser. Mr. Loukas brings over 20 years of industry experience to the Adviser. Previously, Mr. Loukas served as President and CEO of USA Mutuals, where he was directly responsible for executing the company’s strategic vision on a day-to-day basis. Mr. Loukas was also a founding Principal and CEO of WaveFront Capital Management in San Francisco, an institutional investment advisor that specializes in Emerging Markets and China. Over the course of his career, Mr. Loukas has held similar leadership roles at several other alternative investment firms including Evolution Realty Capital, Thompson National Properties, the Kelmoore Investment Company, and Security Benefit. He began his career with Morgan Stanley Dean Witter and also worked as an institutional equity salesman for CIBC Oppenheimer prior to moving into the registered investment company space. Mr. Loukas received a Bachelor of Arts in Government & International Politics with a minor in Economics from Bowdoin College. The address of the Chief Executive Officer is 433 W Van Buren, Suite 1100-D, Chicago, Illinois 60607.

The Investment Advisory Agreement

The terms of the New Advisory Agreement are identical in all material respects to those of the Former Advisory Agreement, except for the date of commencement, term and renewal. Under the terms of both the Former Advisory Agreement and the New Advisory Agreement, the Adviser is entitled to receive an annual fee from each Fund equal to 0.79% of the Fund’s average daily net assets. For such compensation, the Adviser, at its expense, furnishes a continuing investment program for the Funds, makes investment decisions on behalf of the Funds, and places all orders for the purchase and sale of portfolio securities, subject to each Funds’ investment objective, policies, and restrictions and such policies as the Board may determine. Under the Former Advisory Agreement, the fees paid to the Adviser for the period of June 28, 2024 (commencement of operations) to October 31, 2024, were $106,350 for TrueShares Quarterly Bull Hedge ETF and $150,458 for TrueShares Quarterly Bear Hedge ETF.

As adviser to the Funds, subject to the Board's oversight, the Adviser supervises the performance of administrative and professional services provided by others. The Adviser also ensures compliance with the Funds’ investment policies and guidelines. The Former Advisory Agreement, dated July 1, 2024, was initially approved by the Board at a meeting held on June 6, 2024 and each Fund’s then sole shareholder on June 28, 2024.

The Former Advisory Agreement and New Advisory Agreement provide that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties.

The New Advisory Agreement will continue in force for an initial period of two years, and from year to year thereafter with respect to each Fund, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Funds in accordance with the 1940 Act. The New Advisory Agreement will automatically terminate on its assignment (as such term is used for purposes of the 1940 Act) and is terminable upon notice by the Adviser or the Board upon sixty days' notice.

6

The form of New Advisory Agreement is attached as Appendix A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Interim Advisory Agreement

As a result of the Closing potentially occurring prior to shareholder approval of the New Advisory Agreement, the Trust faced the potential that the Trust would not, after the Closing, have an investment advisory agreement in place for the Funds that has been approved by shareholders of the Funds in accordance with the 1940 Act. To ensure that the Adviser would continue as the Fund’s investment adviser after the Closing, the Board, including all the Independent Trustees, by a vote on June 11, 2025, unanimously approved the Interim Advisory Agreement with the Adviser pursuant to Rule 15a-4 under the 1940 Act. The Interim Advisory Agreement is effective as of the date of the Closing and replaces the Former Advisory Agreement as of such date.

The Interim Advisory Agreement is substantially similar to the Former Advisory Agreement and the New Advisory Agreement, except that it includes certain provisions required by Rule 15a-4 under the 1940 Act. Accordingly, the Interim Advisory Agreement has a maximum term of 150 days. Further, the Interim Advisory Agreement provides that, with respect to a Fund, the Board or a majority of the Fund's outstanding voting securities may terminate the Interim Advisory Agreement with respect to that Fund at any time without penalty on not more than 10 days' written notice, and that the compensation earned by the Adviser under the Interim Advisory Agreement is being held in an escrow account until such Fund shareholders approve the New Advisory Agreement, after which the amount in the escrow account with respect to such Fund, plus any interest, will be paid to the Adviser. If the Fund’s shareholders do not approve the New Advisory Agreement, the Adviser will be paid the lesser of the costs incurred, plus any interest earned on such amount, in performing its obligations under the Interim Advisory Agreement or the total amount in the escrow account with respect to the Fund, plus any interest.

From and after the Closing, the Funds will be managed by the Adviser under the Interim Advisory Agreement until such time as the New Advisory Agreement is approved by shareholders or the term of the Interim Advisory Agreement has expired (unless the Interim Advisory Agreement is otherwise earlier terminated in accordance with its terms). If the New Advisory Agreement with the Adviser is not approved by a Fund’s shareholders in accordance with the 1940 Act, the Board and the Adviser will consider other options with respect to that Fund, including a new or modified request for shareholder approval of a new advisory agreement with the Adviser, retaining a new investment adviser for the Fund (which also would need to be approved by shareholders of the Fund), or the possible liquidation and closing of the Fund.

Evaluation by the Board of Trustees

At a meeting of the Board on June 11, 2025, the Board, including all of the Independent Trustees, met to consider the approval of the Interim Advisory Agreement and New Advisory Agreement between the Trust, on behalf of the Funds, and the Adviser.

In advance of the June 11, 2025 meeting, the Board requested and received materials to assist them in considering the Interim Advisory Agreement and New Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Interim Advisory Agreement and New Advisory Agreement, a memorandum prepared by Trust counsel discussing in detail the Board’s fiduciary obligations and the factors they should assess in considering the approval of the Interim Advisory Agreement and New Advisory Agreement and comparative information relating to the advisory fee and other expenses of the Funds. The materials also included materials relating to the Adviser (including a memorandum from the Adviser describing the Transaction, the Adviser’s Form ADV, select financial information of the Adviser, biographic information regarding the Adviser’s key personnel, and investment advisory personnel, and comparative fee, expense and performance information relating to the Funds) and other pertinent information. The Board also engaged in conversations directly with representatives of the Adviser at the June 11, 2025 meeting discussing, among other things, the terms, conditions, and expected timing of the Closing and the reasons that the Adviser and RNSH were undergoing the Transaction. Based on their evaluation of the information provided by the Adviser, in conjunction with information provided by the Funds’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Interim Advisory Agreement and New Advisory Agreement with respect to each Fund. The Independent Trustees were advised by counsel that is experienced in 1940 Act matters and that is independent of fund management and met with such counsel separately from fund management.

7

In considering the approval of the Interim Advisory Agreement and New Advisory Agreement and reaching their conclusions, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Interim Advisory Agreement and New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided, both in written and verbal form, and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Interim Advisory Agreement and New Advisory Agreement. The following summarizes the Board’s review process and the information on which their conclusions were based:

Nature, Extent, and Quality of Services. [The Trustees considered the scope of services to be provided under the Interim Advisory Agreement and New Advisory Agreement, noting that the Adviser would provide a full range of services to QBUL and QBER (the “Funds”) including, but not limited to, portfolio management, management of vendor relationships, interactions with the Trust, as well as portfolio compliance and trading. The Board noted the depth of the Adviser's management of other registered funds, including a suite of 18 ETFs listed on the NYSE, Cboe and NASDAQ exchanges. The Board reviewed the Adviser's best execution practices and its process for evaluating broker-dealers to ensure best execution. In examining the nature, extent and quality of the investment advisory services to be provided by the Adviser, the Trustees considered the qualifications, experience and capabilities of the Adviser's management team and other personnel. The Board acknowledged the investment team's experience and knowledge in investment operations similar to that of the Funds. The Board considered the Funds' strategies, noting that the Adviser would identify and mitigate risks by confirming that the necessary policies and procedures to address inherent risks including portfolio risks, conflicts of interest, investment limitations etc., are included in the Adviser's compliance manual.

The Board noted that it had received a copy of the Adviser's Form ADV, as well as the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the firm's key personnel, the firm's compliance program, and the services proposed to be provided by the Adviser. The Board considered the growth of the Adviser over recent periods and the strong support available to the firm. The Board concluded that the nature and extent of the services provided by the Adviser as the investment adviser to the Funds would be of high quality, appropriate and sufficient to support the approval of the Interim Advisory Agreement and New Advisory Agreement.]

Performance. [The Board considered the performance of QBUL and QBER through March 31, 2025, acknowledging that the Funds were both relatively new. The Board noted that each Fund outperformed its benchmark and peers selected by FUSE, an independent third-party data provider (“FUSE Peer Group”), over the three-month period while underperforming the benchmark and FUSE Peer Group since inception. The Board considered the Adviser's explanations for underperformance over the since inception period. In conclusion, the Trustees agreed that the Adviser could be expected to provide reasonable returns consistent with the Funds' stated objectives and strategies and their shareholders.]

Fees and Expenses. [The Board considered that the Interim Advisory Agreement and New Advisory Agreement were identical in all material respects to the current advisory agreement except for the dates of commencement and renewal. The Board reviewed the advisory fees payable for QBUL and QBER under the Interim Advisory Agreement and New Advisory Agreement, which were each proposed as a “unitary fee” under which the Adviser would pay all expenses of the Funds except for the management fee and certain other costs such as interest, brokerage, acquired fund fees and expenses, and extraordinary expenses. Accordingly, the Board agreed that a comparison of each Fund's unitary management fee to the total expense ratio of the respective FUSE Peer Group.

The Board noted that the fees to be charged under the Interim Advisory Agreement and New Advisory Agreement are identical to the fees charged under QBUL and QBER's current advisory agreement. The Board observed that each Fund's management fee was equal to the median of the FUSE Peer Group. The Board agreed that the fee appeared commensurate with the expertise required to implement each Fund's strategy. The Board concluded that the proposed unitary management fees for QBUL and QBER were not unreasonable.]

Economies of Scale and Profitability. [The Board evaluated the compensation and benefits to be received by the Adviser from its relationship with QBUL and QBER and reviewed an analysis of the Adviser's projected profitability with respect to the work to be completed for each Fund. In their discussion, the Board considered the range of a what might reasonably be believed to be a fair entrepreneurial profit. The Board also tempered the Adviser's estimated profits due to the somewhat novel method of overhead allocation selected by the Adviser, the possibility that the Adviser had not fully captured the entirety of its expenses, and the optimistic asset growth estimates. Overall, the Board concluded that profit estimates represented a fair entrepreneurial profit. The Board also noted that economies of scale had not yet been reached by the Adviser. The Trustees agreed that, should assets of QBUL and QBER grow and create opportunities for breakpoints in the future, it would revisit this issue at that time.]

Conclusion. [The Trustees, including a majority of the Independent Trustees, concluded, based on their consideration of the foregoing and their evaluation of all of the information reviewed by the Trustees, that approval of the Interim Advisory Agreement and New Advisory Agreement was in the best interests of QBUL, QBER and each of their respective shareholders.]

Based on the Trustees’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, by separate vote of the Independent Trustees and the entire Board, unanimously approved both the Interim Advisory Agreement and New Advisory Agreement and voted to recommend the Interim Advisory Agreement and New Advisory Agreement to shareholders for approval.

8

Section 15(f) of the 1940 Act

Because the Closing may be considered to result in a change in control of the Adviser under the 1940 Act resulting in the termination (due to a deemed assignment) of the Former Advisory Agreement, the Adviser intends for the Closing to come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period following the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Adviser has confirmed for the Board that the Closing will not impose an unfair burden on the Funds within the meaning of Section 15(f) of the 1940 Act.

Second, during the three-year period following the Closing, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor adviser). At the present time, 66.7% of the Trustees are classified as Independent Trustees, i.e., not interested persons of the Trust. The Board has committed to ensuring that at least 75% of the Trustees would not be “interested persons” of the Adviser for a period of three years after the Closing.

9

Accordingly, the Board, all of whom are Independent Trustees, unanimously recommends that shareholders of the Funds vote “FOR” the approval of the New Advisory Agreement.

OTHER INFORMATION

OPERATION OF THE FUND

Each Fund is a non-diversified series of the Elevation Series Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust. The Trust’s principal executive offices are located at 1700 Broadway, Suite 1850, Denver, Colorado, 80290. The Board oversees the business activities of the Funds. Like other series of the Trust, the Funds retain various firms to perform specialized services. The Adviser currently serves as each Fund’s investment adviser.

Paralel Distributors LLC, located at 1700 Broadway, Suite 1850, Denver, Colorado, 80290, serves as principal underwriter and distributor of the Funds. Paralel Technologies LLC provides the Funds with fund accounting and administrative services. State Street Bank & Trust Company serves as each Fund’s transfer agent.

The most recent annual report of the Funds, including audited financial statements for the fiscal period ended October 31, 2024, has been filed on EDGAR and the tailored shareholder report has been mailed previously to shareholders. If you have not received this report or would like to receive additional copies of the Annual Report or Semi-Annual Report to Shareholders, Prospectus and/or SAI, free of charge, please contact the Funds at the address set forth on the first page of this Proxy Statement or by calling (toll-free) 1-877-524-9155 and they will be sent to you by first class mail.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the New Advisory Agreement; and at the discretion of the holders of the proxy, on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING INFORMATION

As of the Record Date, there were shares of beneficial interest of the Funds issued and outstanding as follows:

Fund Name	Shares Outstanding
TrueShares Quarterly Bull Hedge ETF	[ ]
TrueShares Quarterly Bear Hedge ETF	[ ]

All shareholders of record of the Funds on the Record Date are entitled to vote at the Meeting on the proposal. Each shareholder is entitled to one (1) vote per share held.

An affirmative vote of the holders of a majority of the outstanding shares of each Fund is required for the approval of the proposed New Advisory Agreement. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a fund means the vote of (1) 67% or more of the voting shares of the fund present at the meeting, if the holders of more than 50% of the outstanding shares of the fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the fund, whichever is less.

Thirty-three and one-third percent (33-1/3%) of the shares of each Fund present in person or represented by proxy and entitled to vote shall constitute a quorum at the Meeting.

10

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of a Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed New Advisory Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Funds on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of either Fund.

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares.

Although the Trust does not have information concerning its beneficial ownership held in the names of DTC Participants, the following table lists each DTC Participant that owned of record 5% or more of the outstanding shares of the Funds as of the Record Date:

TrueShares Quarterly Bull Hedge ETF
Name and Address	Shares	Percentage
[ ]	[ ]	[ ]%
[ ]	[ ]	[ ]%
[ ]	[ ]	[ ]%

TrueShares Quarterly Bear Hedge ETF
Name and Address	Shares	Percentage
[ ]	[ ]	[ ]%
[ ]	[ ]	[ ]%
[ ]	[ ]	[ ]%

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Trust owned 0% of the outstanding shares of the Funds as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control either Fund.

As of the Record Date, the Trustees and officers, as a group, owned less than 1.00% of each Fund’s outstanding shares. As of the Record Date, the Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Adviser or its parents or subsidiaries of either, or any of their respective affiliates.

11

SHAREHOLDER PROPOSALS

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of trustees or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act.

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Bradley Swenson, Elevation Series Trust, 1700 Broadway, Suite 1850, Denver, Colorado, 80290.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged [___] (“[___]”), a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to [___] are approximately between $[_____] and $[______]. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by the Adviser. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of each Fund of whom they have knowledge, and the Adviser will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and the Adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

REVOCABILITY OF PROXIES

The presence of a shareholder at the Meeting will not automatically revoke such shareholder’s proxy. A shareholder may, however, revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to the Funds c/o Paralel Technologies LLC, 1700 Broadway, Suite 1850, Denver, Colorado 80290, by calling 1-877-524-9155 or by attending the Meeting and voting in person. All valid, unrevoked proxies will be voted at Meeting.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Funds if you wish to receive a separate copy of the Proxy Statement, and the Funds will promptly mail a copy to you. You may also call or write to the Funds if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Funds at 1-877-524-9155, or write the Funds at 1700 Broadway, Suite 1850, Denver, Colorado, 80290.

12

Appendix A

INVESTMENT ADVISORY AGREEMENT

Between

ELEVATION SERIES TRUST

and

TRUEMARK INVESTMENTS, LLC

ELEVATION SERIES TRUST
INVESTMENT ADVISORY AGREEMENT
with
TRUEMARK INVESTMENTS, LLC

This INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made effective as of this [], 2025, by and between ELEVATION SERIES TRUST (the “Trust”), a Delaware statutory trust, and TRUEMARK INVESTMENTS, LLC, a Delaware limited liability company with its principal place of business at 433 W. Van Buren Street, 1100-D, Chicago, IL 60607 (the “Adviser”).

WITNESSETH

WHEREAS, the Trust is an investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust desires to appoint the Adviser to serve as the investment adviser with respect to each series of the Trust set forth on Schedule A to this Agreement (each a “Fund” and, collectively, the “Funds”);

WHEREAS, the Adviser is willing to provide management and investment advisory services to the Funds on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set out in this Agreement, the Trust and the Adviser agree as follows:

1.	Investment Description; Appointment

a.  Investment Description. Each Fund will invest and reinvest its assets in accordance with the investment objective(s), policies and limitations specified in the prospectus and statement of additional information (the “Prospectus”) relating to such Fund filed with the SEC as part of the Trust’s Registration Statement on Form N-1A, as it may be periodically amended or supplemented and in accordance with exemptive orders and no-action letters issued to the Trust by the SEC and its staff.

b.  Appointment of Adviser. The Trust, on behalf of each Fund, hereby appoints the Adviser to act as the investment adviser of each Fund and to furnish, or arrange for its affiliates or Sub-Advisers to furnish, the investment advisory services described below, subject to the policies of, review by and overall control of the Board of Trustees of the Trust (the “Board” or the “Trustees”), for the period and on the terms and conditions set forth in this Agreement. The Adviser hereby accepts such appointment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations set out in this Agreement for the compensation provided for herein. The Adviser and its affiliates for all purposes herein shall be deemed to be independent contractors and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Funds in any way or otherwise be deemed agents of the Funds.

2.	Duties of the Adviser

a.  Subject to the supervision, direction and approval of the Board, the Adviser will conduct, or cause to be conducted, a continual program of investment, evaluation, sale, and reinvestment of each Fund’s assets. Subject to paragraph (c) below, the Adviser is authorized, in its sole discretion, to: (i) obtain and evaluate pertinent economic, financial, and other information affecting each Fund and its investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Funds; (ii) make investment decisions for the Funds; (iii) place purchase and sale orders for portfolio transactions on behalf of the Funds and manage otherwise uninvested cash assets of the Funds; (iv) arrange for the pricing of Fund securities and other financial instruments; (v) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Adviser’s management of the assets of the Funds (in such respect, and only for this limited purpose, the Adviser will act as the Funds’ agent and attorney-in-fact); (vi) employ professional portfolio managers and analysts who provide research and other services to the Funds; and (vii) make decisions with respect to the use by the Funds of borrowing for leverage or other investment purposes as consistent with the Fund’s investment objective(s) and policies. The Adviser will in general take such action as is appropriate to effectively manage each Fund’s investment practices.

b.  The Adviser shall provide office space, facilities, equipment and necessary personnel and such other services as the Adviser, subject to review by the Board, from time to time shall determine to be necessary or useful to perform its obligations under this Agreement. The Adviser generally shall monitor each Fund’s compliance with its investment policies and restrictions as set forth in filings made by the Trust, with respect to such Fund, under the federal securities laws. The Adviser shall make reports to the Board of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of each Fund as it shall determine to be desirable.

c.  The Adviser will maintain and preserve the records specified in Section 18 of this Agreement and any other records related to each Fund’s transactions as are required under any applicable federal securities law or regulation, including: the 1940 Act, the CEA, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

d.  The Adviser will comply with procedures of the Board (“Board Procedures”) provided to the Adviser by the Trust. The Adviser will notify the Trust as soon as reasonably practicable upon detection of any material breach of such Board Procedures with respect to any Fund.

e.  The Adviser will maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), a copy of which will be provided to the Trust, and will institute procedures reasonably designed to prevent any “Access Person” (as defined in Rule 17j-1) from violating its Code of Ethics. The Adviser will follow such Code of Ethics in performing its services under this Agreement. Further, the Adviser represents that it will maintain policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Adviser and its employees, a copy of which it will provide to the Trust upon any reasonable request.

f.  The Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the “1933 Act”), the Exchange Act, the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, and any exemptive relief therefrom, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser and to maintain all licenses and registrations necessary to perform its duties hereunder in good order. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Prospectus, as amended or supplemented, of the Fund(s), and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause each Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company if the Fund has elected to be treated as a regulated investment company under the Code. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

g.  The Board has the authority to determine how proxies with respect to securities that are held by each Fund shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for each Fund’s securities to the Adviser. So long as proxy voting authority for a Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for each Fund to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time. The Trust acknowledges and agrees that the Adviser may delegate its responsibility to vote proxies for a Fund to the Fund’s Sub-Adviser(s).

3.	Sub-Advisers.

In carrying out its responsibilities hereunder, the Adviser may, in its sole discretion to the extent permitted by applicable law, any exemptive orders issued by the SEC applicable to the Funds or any SEC or CFTC staff no-action or interpretive letter applicable to the Funds, employ, retain or otherwise avail itself of the services of other persons or entities (a “Sub-Adviser”) at the Adviser’s own cost and expense, including without limitation, affiliates of the Adviser, on such terms as the Adviser shall determine to be necessary, desirable or appropriate. Retention of one or more Sub-Advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement in connection with the performance of the Adviser’s duties hereunder. Any such Sub-Adviser shall be registered and in good standing with the SEC and capable of performing its sub-advisory duties pursuant to a sub-advisory agreement approved by the Board and, except as otherwise permitted by the 1940 Act or by rule, regulation or order of the SEC, a vote of the majority of the outstanding voting securities of the applicable Fund.

4.	Information and Reports

a.  The Adviser will keep the Trust informed of developments relating to its duties as investment adviser of which the Adviser has knowledge that would materially affect the Funds. In this regard, the Adviser will provide the Trust and its officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request. Additionally, upon the request of the Board, the Adviser will provide the Board, or cause any Sub-Adviser to provide the Board, with reports regarding the management of the Funds during the most recently completed quarter, including certifications that each Fund is in compliance with its respective investment objectives and practices, the 1940 Act and applicable rules and regulations thereunder, and the requirements of Subchapter M of the Code, if applicable, and other information in such form as may be mutually agreed upon by the Adviser and the Trust. The Adviser also will certify quarterly to the Trust that it and its Advisory Persons have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Adviser has done to seek to ensure such compliance in the future. Annually, the Adviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act, concerning the Adviser’s Code of Ethics and compliance program, respectively, to the Trust. Upon written request of the Fund with respect to violations of the Code of Ethics directly affecting any Fund, the Adviser will permit representatives of the Trust to examine reports (or summaries of the reports) required to be made by Rule 17j-1 (d)(1) relating to enforcement of the Code of Ethics.

b.  The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Fund(s) required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the SEC. The Adviser will make its officers and employees available to meet with the Board from time to time on reasonable notice to review its investment management services to the Fund(s) in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be requested by the Board under Section 15(c) of the 1940 Act in order for the Board to evaluate this Agreement or any proposed amendments thereto. The Adviser will promptly inform the Trust if any information it has provided to the Trust to be included in a Fund’s Prospectus or Statement of Additional Information, as amended from time to time (“SAI”), to the Adviser’s knowledge is (or will become) inaccurate or incomplete.

c.  The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and the Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect its fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, the Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating each Fund’s net asset value in accordance with procedures and methods established by the Board.

d.  The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of a Fund’s or the Adviser’s policies, guidelines or procedures. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and the Trust’s disclosure controls and procedures adopted pursuant to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations adopted thereunder, and agrees to inform the Trust of any material development related to a Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

5.	Adviser’s Duties Regarding Fund Transactions

a.  Placement of Orders. The Adviser will take, or cause to be taken, all actions that it considers necessary to implement the investment policies of the Funds, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Funds with brokers, dealers or other persons that the Adviser, in its sole discretion, selects. To that end, the Adviser is authorized as the Funds’ agent to give instructions to the Funds’ custodian as to deliveries of securities or other investments and payments of cash for the Funds’ account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Adviser is subject to the supervision of the Board and is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set out in each Fund’s current Prospectus or SAI, subject to provisions (b), (c) and (d) of this Section 5.

b.  Selection of Brokers and Dealers. To the extent permitted by the policy guidelines set out in each Fund’s current Prospectus or SAI, in connection with the selection of brokers and dealers to execute portfolio transactions, the Adviser is authorized to consider not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research, custody, and other services provided by the brokers and dealers that the Adviser believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Adviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to the Adviser a higher commission than that charged by other brokers and dealers if the Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the services in terms of either the particular transaction or in terms of the Adviser’s overall responsibilities with respect to the Funds and to any other client accounts or portfolios that the Adviser advises. The execution of such transactions will not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

c.  Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security or other financial instrument to be in the best interest of a Fund, as well as other clients, the Adviser is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by the Fund with similar orders being made on the same day for other client accounts or portfolios that the Adviser manages. When an order is so aggregated, the Adviser may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that the Adviser reasonably considers equitable and consistent with its fiduciary obligations to the Fund and its other clients. The Adviser and the Funds recognize that in some cases this procedure may adversely affect the size of the position obtainable for a Fund.

6.	Compensation.

The Funds shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretations), the Adviser may, in its sole discretion and from time to time, waive a portion of its fee.

7.	Allocation and Charges of Expenses.

During the term of this Agreement, the Adviser shall bear its own costs of providing services under this Agreement. The Adviser agrees to pay, or require a Sub-Adviser to pay, all expenses incurred by the Trust and each Fund (except for advisory fees and sub-advisory fees, as the case may be) pursuant to this Agreement, excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses and other non-routine or extraordinary expenses. Any such expenses of a Fund may be offset against any fees otherwise due to the Adviser under this Agreement.

8.	Services to Other Companies and Accounts.

The Trust understands that the Adviser and its affiliates now act, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as an investment manager or adviser to other investment companies or to commodity pools, including any offshore entities or private accounts. The Funds have no objection to the Adviser and its affiliates so acting. The Funds recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Funds and understand that the persons employed by the Adviser to assist in the performance of the Adviser’s duties under this Agreement may not devote their full time to such service, and that nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This Agreement will not in any way limit or restrict the Adviser or any of its directors, officers, employees, or agents from buying, selling or trading any securities, commodities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Adviser of its duties and obligations under this Agreement and such activities are not otherwise prohibited by applicable law.

9.	Affiliated Brokers.

Adviser or any of its affiliates may act as broker or agent in connection with the purchase or sale of securities, commodities or other investments for the Funds, subject to: (i) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set out in each Fund’s current Prospectus or SAI; (ii) the provisions of the 1940 Act, CEA and the Advisers Act, as applicable; (iii) the provisions of the Exchange Act, including, but not limited to, Section 11(a) thereof; and (iv) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Funds for these services in addition to the Adviser’s fees for services under this Agreement.

10.	Custody.

Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

11.	Term of Agreement; Termination of Agreement; Amendment of Agreement

a.  Term. This Agreement shall become effective with respect to a Fund upon the latest of (i) the approval by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) the commencement of the Adviser’s management of the Fund. With respect to a Fund, this Agreement shall continue in effect for a period of two years from the effective date described in this sub-paragraph or otherwise set forth in Schedule A, subject thereafter to being continued in force and effect from year to year if specifically approved each year by the Board or by the vote of a majority of the Fund’s outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Board who are not parties to this Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom. Prior to voting on the renewal of this Agreement, the Board may request and evaluate, and the Adviser shall furnish, such information as may reasonably be necessary to enable the Board to evaluate the terms of this Agreement.

b.  Termination.

(i) This Trust may cause this Agreement to be terminated, without penalty, with respect to any Fund (i) by a vote of its Board; or (ii) by vote of holders of a majority of the outstanding shares of the Fund.

(ii) The Adviser may, at any time, terminate this Agreement by not less than one-hundred twenty (120) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Trust.

(iii) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(iv) This Agreement also will terminate automatically in the event of its assignment.

In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of the assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser

c.  Amendment. This Agreement may be amended by the parties only if the amendment is specifically approved by: (i) a majority of those Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party cast in person at a meeting called for the purpose of voting on the Agreement’s approval or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom; and (ii) if required by applicable law, the vote of a majority of the outstanding shares of the Fund unless such shareholder approval would not be required under applicable interpretations by the staff of the SEC. The modification of any of the non-material terms of this Agreement may be approved by the vote, cast in person at a meeting called for such purpose or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom, of a majority of the Board who are not parties to this Agreement or interested persons (as defined by the 1940 Act) of any such party.

12.	Representations and Covenants of the Trust.

The Trust represents and covenants to the Adviser as follows:

a.  The Trust is a trust that is validly existing and in good standing under the laws of the State of Delaware. Each Fund is a duly established, separate series of the Trust. The Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or any Fund. The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect, and each Fund’s shares are (or will be prior to commencing operations with respect to any Additional Funds) registered under the 1933 Act and under any applicable state securities laws.

b.  The execution, delivery and performance by the Trust, on behalf of the Funds, of this Agreement are within the Trust’s powers and have been duly authorized by all necessary actions of the Board, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Trust or any Fund.

13.	Representations and Covenants of the Adviser.

The Adviser represents and covenants to the Trust as follows:

a.  It is duly organized and validly existing under the laws of the state of its organization or incorporation with the power to own and possess its assets and carry on its business as this business is now being conducted.

b.  The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its board of directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser.

c.  It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

d.  It will maintain registration with the SEC as an investment adviser under the Advisers Act and will promptly notify the Trust of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

e.  It has provided the Trust with a copy of its Form ADV and will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Trust.

f.  It will carry out its responsibilities under this Agreement subject to (i) federal and state law, including securities laws, governing its provision of advisory services under this Agreement; (ii) each Fund’s investment objective, policies, and restrictions, as set out in the Prospectus and SAI, as amended from time to time; (iii) the applicable exemptive orders or no-action letters issued by the SEC or the CFTC or their respective staff governing the Funds, as such orders or letters may be amended from time to time; (iv) the provisions of the governing documents of the Trust, as such documents are amended from time to time; and (v) any policies or directives as the Board may from time to time establish or issue and communicate to the Adviser in writing. The Trust, on behalf of the Funds, will promptly notify the Adviser in writing of changes to (ii), (iii), (iv) or (v) above.

g.  It will treat confidentially and as proprietary information of the Funds all records and other information relative to the Funds, and the Funds’ prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by each Fund, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Funds.

h.  It is not the subject of any proceeding, investigation or inquiry brought by the SEC, CFTC, Financial Industry Regulatory Authority (“FINRA”) (or any other self-regulatory organization) or any other federal or state regulator with respect to the types of services for which it is being appointed herein or which could have a material impact on its ability to fully perform any of the services to be rendered hereunder.

i.  It maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies with respect to providing advisory services to the Funds. Furthermore, the Adviser shall upon reasonable request provide the Trust with information it may reasonably require concerning the amount of or scope of such insurance.

j.  It shall implement and maintain a business continuity plan and policies and procedures reasonably designed to prevent, detect and respond to cybersecurity threats and to implement such internal controls and other safeguards with a goal of safeguarding each Fund’s confidential information and the non-public information of Fund shareholders. The Adviser shall promptly notify the Trust upon the Adviser’s discovery of any material violations or breaches of such policies and procedures.

k.  None of it, its affiliates, or any officer, manager, partner or employee of the Adviser or its affiliates is subject to any event set forth in Section 9 of the 1940 Act that would disqualify the Adviser from acting as an investment adviser to an investment company under the 1940 Act. The Adviser will promptly notify the Trust upon its discovery of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

l.  It will not engage in any futures transactions, options on futures transactions or transactions in other commodity interests on behalf of a fund prior to the Adviser becoming registered or filing a notice of exemption on behalf of the Fund with the National Futures Association.

m.  It agrees to provide reasonable assistance with the liquidity classifications required under each Fund’s liquidity risk management program when implemented in accordance with Rule 22e-4 under the 1940 Act.

14.	Indemnification and Limitation of Liability

a.  The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of the Adviser’s willful misfeasance, bad faith or negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

The provisions of this Section shall survive the termination of this Agreement.

15.	No Liability for Other Funds.

This Agreement is made by the Trust, on behalf of its Funds, pursuant to authority granted by the Trustees, and the obligations created hereby are not binding on any of the Trustees or shareholders of the Funds individually, but bind only the property of that Fund and no other Funds of the Trust.

16.	Cooperation with Regulatory Authorities or Other Actions.

The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, the Trust’s chief compliance officer, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to each Fund as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

17.	Anti-Money Laundering Compliance.

The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, to the extent the same may apply to the Adviser, now and in the future. The Adviser further agrees to provide to the Trust, the Trust’s administrator, sub-administrator and/or the Trust’s anti-money laundering compliance officer such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

18.	Records

a.  Maintenance of Records. The Adviser hereby undertakes and agrees to maintain for the Trust, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Funds’ investments that are required to be maintained by the Funds pursuant to the 1940 Act with respect to the Adviser’s responsibilities under this Agreement (the “Funds’ Books and Records”).

b.  Ownership of Records. The Adviser agrees that the Funds’ Books and Records are the Trust’s property and further agrees to provide them promptly to the Trust upon the request of the Trust; provided, however, that the Adviser may retain copies of the Funds’ Books and Records at its own cost. Upon request of the Trust, the Funds’ Books and Records will be made available as soon as reasonably practicable, or as otherwise mutually agreed by the Trust and the Adviser, to the Funds’ accountants or auditors during regular business hours at the Adviser’s offices or another designated location as mutually agreed by the Trust and the Adviser. The Trust or its authorized representatives will have the right to copy any records in the Adviser’s possession that pertain to any Fund. These books, records, information, or reports will be made available to properly authorized government representatives consistent with federal law and/or regulations. In the event of the termination of this Agreement, the Funds’ Books and Records will be returned to the Trust. The Adviser agrees that the policies and procedures it has established for managing the Funds, including, but not limited to, all policies and procedures designed to comply with federal securities laws governing the provision of advisory services to the Funds, will be made available for inspection by the Fund or its authorized representatives upon reasonable written request as soon as reasonably practicable or as otherwise mutually agreed by the Trust and the Adviser.

19.	Use of the “TrueShares” Name.

The Adviser has consented to the use by the Trust of the name or identifying words “TrueShares” in the name of certain Fund(s). Such consent is conditioned upon the employment of the Adviser or an affiliate of the Adviser as the investment adviser to the Fund. The Adviser may require the Trust to cease using “TrueShares” in the name of a Fund if the Fund ceases to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser of the Fund.

20.	Survival.

All representations and warranties made by the Adviser and the Trust, on behalf of the Funds, in this Agreement will survive for the duration of this Agreement and the parties to this Agreement will notify each other in writing promptly upon becoming aware that any of the foregoing representations and warranties are no longer true.

21.	Governing Law.

This Agreement shall be governed by and construed in accordance with the substantive laws of the state of Delaware and the Trust and the Adviser consent to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

22.	Severability.

If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

23.	Definitions.

The terms “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, will have the respective meanings specified in Section 2(a) of the 1940 Act. The term “majority of the outstanding shares” means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of these shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding shares. The term “including” means “including without limitation.”

24.	Notice.

Any notice, advice, document, report or other client communication to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid or electronically addressed by the party giving notice to the other party at the last address furnished by the other party. By consenting to the electronic delivery of any notice, advice, document, report or other client communication in respect of this Agreement or as required pursuant to applicable law, the Trust authorizes the Adviser to deliver all communications by email or other electronic means.

To the Adviser at:	TrueMark Investments, LLC 433 West Van Buren Street, 1100-D Chicago, Illinois 60607 Attention: Michael N. Loukas Email: [REDACTED]
To the Trust at:	Elevation Series Trust Re: TrueShares Funds 1700 Broadway, Suite 1850 Denver, Colorado 80290 Attention: General Counsel, Secretary Email: [REDACTED]

25.	Counterparts.

This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.

[The Remainder of This Page Is Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

ELEVATION SERIES TRUST

on behalf of the series listed on Schedule A

By:	__________________________
Name:	Bradley Swenson
Title:	President

TRUEMARK INVESTMENTS, LLC

By:	__________________________
Name:	Michael N. Loukas
Title:	Chief Executive Officer

Signature Page to Investment Advisory Agreement

SCHEDULE A
to the
INVESTMENT ADVISORY AGREEMENT with
TRUEMARK INVESTMENTS, LLC

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily and paid monthly, at an annual rate based on the average daily net assets of the respective Fund in accordance with the following fee schedule:

Fund	Rate	Effective Date
TrueShares Quarterly Bull Hedge ETF	0.79%	[ ]
TrueShares Quarterly Bear Hedge ETF	0.79%	[ ]

Sc-A

Appendix B

VOTE ONLINE

ELEVATION SERIES TRUST PO Box 211230, Eagan, MN 55121-9984	1. Read the proxy statement and have the proxy card at hand. 2. Follow the simple instructions.

VOTE BY PHONE
1. Read the proxy statement and have the proxy card at hand. 2. Follow the simple instructions.

VOTE BY MAIL
1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided

TrueShares Quarterly Bear Hedge ETF

TrueShares Quarterly Bull Hedge ETF

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [August 15], 2025

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of the above-referenced Funds (the “Funds”) hereby appoints each of _________ and _________, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held telephonically at [11:00 a.m.] Eastern Time on [August 15], 2025, and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable	Sign in the box above

Date

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

100352 – TrueShares ETFs

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be
held on [August 15], 2025.

The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/truesharesetfs2025

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE
REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board of Directors. It will be voted as specified.

If no specification is made, this proxy shall be voted “FOR” the proposal.

The Board of Directors has voted in favor of the proposal and recommends that you vote “FOR” the proposal.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS:

		FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement by and between the Trust and TrueMark Investments, LLC (the “New Advisory Agreement”), the investment adviser to the Funds.	☐	☐	☐

Transact such other business as may properly come before the Meeting.

100352 – TrueShares ETFs